EXHIBIT 10.7

Schedule of Benefits

Chubb Group of Insurance Companies 15 Mountain View Road, P.O. Box 1615 Warren, New Jersey 07061-1615
Policyholder’s Name: RYERSON TULL, INC.
Issued by the stock insurance company indicated below: FEDERAL INSURANCE COMPANY Incorporated under the laws of INDIANA

BTA6000

Section I - Insured Persons

The following are the Insured Persons under this policy:

Class	Description
1	All Active Full-Time Non-Employee Directors and Officers as listed on file with the Policyholder.
2	The Spouses of Class 1 Primary Insured Person.
3	The Dependent Child(ren) of Class 1 Primary Insured Person.

BTA6002

If, subject to all the terms and conditions of this policy a person is eligible for insurance under multiple Classes of Insured Persons described above, then such person will only be insured under the Class which provides the Insured Person the largest Benefit Amount for the loss that has occurred.

BTA6004

Section II - Qualification Period

For Insured Persons in an eligible Class on the Effective Date: none

For Insured Persons entering an eligible Class after the Effective Date: none

BTA6008

Section III - Hazards

The following are the Hazards for which insurance applies:

Class	Hazard(s)
1	24 Hour Business Travel, Extraordinary Commutation
2	Business Travel Family
3	Business Travel Family

If, subject to all the terms and conditions of this policy an Insured Person has insurance for covered loss on the date of an Accident, covered under multiple Hazards described above, then only one Benefit Amount will be paid. This Benefit Amount shall be the largest Benefit Amount applicable under all such Hazards.

BTA6010

Section IV - Benefits

A) Principal Sum

The following are Principal Sums for each Class:

Class	Hazard	Principal Sum
1	24 Hour Business Travel	$500,000
2	Extraordinary Commutation	$500,000
3	Business Travel Family	$25,000
4	Business Travel Family	$10,000

BTA6012

B) Accidental Death and Dismemberment Benefits:

This benefit applies to all Classes of Insured Persons. The following are Losses insured and the corresponding Benefit Amount expressed as a percentage of the Principal Sum:

Class(es)

All

Accidental:	Benefit Amounts (Percentage of Principal Sum)
Loss of Life	100%
Loss of Speech and Loss of Hearing	100%
Loss of Speech and one of Loss of Hand, Loss of Foot or Loss of Sight of One Eye	100%
Loss of Hearing and one of Loss of Hand, Loss of Foot or Loss of Sight of One Eye	100%
Loss of Hands (Both), Loss of Feet (Both), Loss of Sight or a combination of any two of Loss of Hand, Loss of Foot or Loss of Sight of One Eye	100%
Loss of Hand, Loss of Foot or Loss of Sight of One Eye (Any one of each)	50%
Loss of Speech or Loss of Hearing	50%
Loss of Thumb and Index Finger of the same hand	25%

This Benefit Amount is subject to Section IV - Maximum Payment for Multiple Losses and Multiple Benefits, of the Contract.

BTA6016

If an Insured Person has multiple Losses as the result of one Accident, then We will pay only the single largest Benefit Amount applicable to the Losses suffered, as described in Section IV - Maximum Payment For Multiple Losses and Multiple Benefits of the Contract.

BTA6018

C) Additional Benefits

The following are Benefit Amounts for all other benefits provided under this policy:

Permanent Total Disability

Class 1

Benefit Amount (Monthly) 1% of the Principal Sum

Maximum Benefit Amount 100% of the Principal Sum up to a maximum of $500,000

Elimination Period 365 days

This Benefit Amount is subject to Section IV - Maximum Payment for Multiple Losses and Multiple Benefits, of the Contract.

BTA6068

Psychological Therapy

Class 1

Benefit Amount 5% of the Principal Sum up to a maximum of $25,000

Class 2

Benefit Amount 5% of the Principal Sum up to a maximum of $25,000

Class 3

Benefit Amount 5% of the Principal Sum up to a maximum of $25,000

This Benefit Amount is not subject to Section IV - Maximum Payment for Multiple Losses and Multiple Benefits, of the Contract.

BTA6072

Rehabilitation Expense

Class 1

Benefit Amount 5% of the Principal Sum up to a maximum of $25,000

Class 2

Benefit Amount 5% of the Principal Sum up to a maximum of $25,000

Class 3

Benefit Amount 5% of the Principal Sum up to a maximum of $25,000

This Benefit Amount is not subject to Section IV - Maximum Payment for Multiple Losses and Multiple Benefits, of the Contract.

BTA6074

Seat Belt and Occupant Protection Device

Class 1

Benefit Amount for Seat Belt 10% of the Principal Sum

Alternate Benefit Amount $2,000

Benefit Amount for Occupant Protection Device 10% of the Principal Sum

Maximum Benefit Amount for SeatBelt and Occupant Protection Device 20% of the Principal Sum to a maximum of $50,000

Class 2

Benefit Amount for Seat Belt 10% of the Principal Sum

Alternate Benefit Amount $2,000

Benefit Amount for Occupant Protection Device 10% of the Principal Sum

Maximum Benefit Amount for SeatBelt and Occupant Protection Device 20% of the Principal Sum to a maximum of $50,000

Class 3

Benefit Amount for Seat Belt 10% of the Principal Sum

Alternate Benefit Amount $2,000

Benefit Amount for Occupant Protection Device 10% of the Principal Sum

Maximum Benefit Amount for SeatBelt and Occupant Protection Device 20% of the Principal Sum to a maximum of $50,000

This Benefit Amount is not subject to Section IV - Maximum Payment for Multiple Losses and Multiple Benefits, of the Contract.

BTA6080

Section V - Aggregate Limit of Insurance

$5,000,000 per Accident

If more than one (1) Insured Person suffers a Loss in the same Accident, then We will not pay more than the Aggregate Limit of Insurance shown above. If an Accident results in Benefit Amounts becoming payable, which when totaled, exceed the applicable Aggregate Limit of Insurance shown above, then the Aggregate Limit of Insurance will be divided proportionally among the Insured Persons, based on each applicable Benefit Amount.

BTA6088

Insurance only applies for the Classes, Hazards, Benefits and Losses that are specifically indicated as insured.

BTA6090

Hazards

Business Travel Family Hazard

Business Travel Family Hazard means all circumstances, subject to the terms and conditions of this policy, to which a Dependent of a Primary Insured Person may be exposed while traveling in connection with the Primary Insured Person’s Business Travel or Relocation Travel, provided that all such travel is authorized by, and at the expense of, the Policyholder.

The insurance under this Business Travel Family Hazard begins at the actual start of Business Travel or Relocation Travel whether the point of origin is from the Dependent’s residence or regular place of employment, whichever occurs last. This Business Travel Family Hazard ends immediately upon return to a Dependent’s residence or regular place of employment, whichever occurs first.

This Business Travel Family Hazard includes Personal Excursion.

Limitation on Business Travel Family Hazard

With respect to this Business Travel Family Hazard:

1)	no person insured as a Primary Insured Person can be insured as a Dependent; and

2)	no person shall be insured as a Dependent of more than one Primary Insured Person.

BTA5514

Extraordinary Commutation Hazard

Extraordinary Commutation Hazard means all circumstances, subject to the terms and conditions of this policy, arising from and occurring during Commutation by a Primary Insured Person using any form of conveyance when a strike, major breakdown or catastrophe causes the discontinuance of service of one or more public transportation system(s) regularly used by such Primary Insured Person for Commutation. This Extraordinary Commutation Hazard ends with resumption of service of the affected transportation system(s) or the expiration of sixty (60) consecutive days, whichever occurs first.

BTA5506

24 Hour Business Travel Hazard

24 Hour Business Travel Hazard means all circumstances, subject to the terms and conditions of this policy, arising from and occurring while the Primary Insured Person is on Business Travel or Relocation Travel.

Insurance under this 24 Hour Business Travel Hazard begins at the actual start of Business Travel or Relocation Travel whether the point of origin is from the Primary Insured Person’s residence or regular place of employment, whichever occurs last. Insurance under this 24 Hour Business Travel Hazard ends immediately upon return to the Primary Insured Person’s residence or regular place of employment, whichever occurs first.

24 Hour Business Travel Hazard does not include Commutation. 24 Hour Business Travel Hazard includes Personal Excursion.

BTA5528